SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

NOVOSTE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-20727	59-2787476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 International Blvd., Norcross, GA	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 717-0904

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 3, 2004, Novoste Corporation (the “Company”) issued a press release announcing the Company’s earnings for the third quarter 2004. A copy of the release is furnished with this report as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished pursuant to Item 2.02:

Exhibit 99.1:    Earnings Release of Novoste Corporation dated November 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novoste Corporation
By:	/s/ Subhash C. Sarda
Subhash C. Sarda Acting Chief Financial Officer

Date: November 3, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release of Novoste Corporation dated November 3, 2004.